UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 13, 2014, Premier Exhibition Management, LLC (the “Company”), a subsidiary of Premier Exhibitions, Inc., entered into a Exhibit Promoter Agreement with Broadway Video Entertainment, Inc. (“BV”) to produce an exhibition based on the television show “Saturday Night Live.”    The term of the Agreement is five (5) years from the opening date of the exhibition.

The exhibition will feature the characters, stories, programs, cast and creators of Saturday Night Live and will be presented at the Company’s new venue in New York City.   PEM is required to open the exhibit by June 1, 2015, subject to certain rights to cure any delay.

Pursuant to the Exhibit Promoter Agreement, the Company will produce and present the exhibition and will operate a merchandise store for exhibition related products.  The production costs will be funded by the Company.  BV will be paid a license fee of ten percent (10%) of gross revenues after deduction of sales tax, credit card and check verification fees, refunds, and returns (“Adjusted Gross Revenue”) earned by PEM from any source related to the Exhibition (including ticket sales, merchandise, and audio tour) on the first $10 million of Adjusted Gross Revenue; twelve and one half percent (12.5%) of Adjusted Gross Revenue greater than $10 million and up to $20 million and fifteen percent (15%) on Adjusted Gross Revenue over $20 million during the Term  (the “License Fee”). BV will be entitled to an advance of the License Fee in the amount of $1,000,000 total, with $250,000 to be paid by November 1, 2014, $250,000 by December 31, 2014, $250,000 by June 15, 2014, and $250,000 by December 31, 2015. This advance will be recouped by PEM from the License Fee payable to BV.  Any sponsorship revenue related to the exhibit will be paid 50% to PEM and 50% to BV, after deduction for expenses of fulfillment.

This summary does not purport to be complete and is qualified by reference to the full text of the Exhibit Promoter Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Exhibit Promoter Agreement between Premier Exhibition Management LLC and Broadway Video Entertainment, Inc., dated October 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little Interim Chief Executive Officer and Chief Financial Officer

Date: October 15, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Exhibit Promoter Agreement between Premier Exhibition Management LLC and Broadway Video Entertainment, Inc., dated October 13, 2014